CSMC 06-3

Group 2

Pay rules

1.

Pay according to the aggregate PAC A as follows:

a.

Concurrently:

i.

50% sequentially to the 2P1, 2P2, and 2P3 until retired

ii.

50% sequentially to the 2P4, 2P5, and 2P6 until retired

2.

Concurrently:

a.

50% sequentially to the 2A1, 2A2, 2A3 and 2A4 until retired

b.

50% to the 2C1 until retired

3.

Pay disregarding the aggregate PAC A as follows:

a.

Concurrently:

i.

50% sequentially to the 2P1, 2P2, and 2P3 until retired

ii.

50% sequentially to the 2P4, 2P5, and 2P6 until retired

Notes

Pricing Speed = 300psa

Settlement: 3/31/06